UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 3, 2025

EASTERN BANKSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 High Street			02110
Boston	,	MA
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (800) 327-8376
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
This Amendment No. 2 on Form 8-K/A amends the Current Report on Form 8-K filed by Eastern Bankshares, Inc. on November 3, 2025 (the “Original 8-K”) to include the historical financial statements of HarborOne, and the pro forma financial information required by Item 9.01 of Form 8-K.
As previously reported in a Current Report on the Original 8-K, which was amended on November 4, 2025, on November 1, 2025, Eastern Bankshares, Inc. (“Eastern”), the holding company for Eastern Bank, completed its acquisition of HarborOne Bancorp, Inc. (“HarborOne”) and its subsidiaries, including HarborOne Bank and HarborOne Mortgage, LLC (“HarborOne Mortgage”).
Under the terms of the Agreement and Plan of Merger dated April 24, 2025 (the “Merger Agreement”), each share of HarborOne common stock issued and outstanding immediately prior to the Effective Time, other than each share, if any, held by HarborOne as treasury stock or owned directly by Eastern, was converted automatically at 12:01 a.m. on November 1, 2025 into the right to receive, at the election of the holder of such share of HarborOne common stock, and subject to the allocation, proration and other procedures specified in the Merger Agreement:
•0.765 shares of Eastern common stock per share of HarborOne common stock (the “Exchange Ratio”), and cash in lieu of any fractional share (together, the “Stock Consideration”);
•$12.00 per share in cash of HarborOne common stock (the “Cash Consideration”);
•Or a mix of the Stock Consideration and Cash Consideration.

Item 9.01    Financial Statements and Exhibits.
(a)Financial Statements of Business Acquired.
The audited consolidated financial statements of HarborOne as of December 31, 2024 and 2023, and for each of the fiscal years ended December 31, 2024, 2023 and 2022 are filed as Exhibit 99.2 hereto and incorporated herein by reference.
The unaudited interim financial statements of HarborOne as of June 30, 2025 and for the six months ended June 30, 2025 and 2024 are filed as Exhibit 99.3 hereto and incorporated herein by reference.
(b)Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2025, giving effect to the Merger as if it had occurred on June 30, 2025, and the unaudited pro forma condensed combined statements of income of the Company for the six months ended June 30, 2025 and for the fiscal year ended December 31, 2024, in each case giving effect to the Merger as if it had occurred on January 1, 2024, are filed as Exhibit 99.4 hereto and incorporated herein by reference.
(d)Pro Forma Financial Information.

Exhibit	Description

2.1
Agreement and Plan of Merger, dated as of April 24, 2025, by and among Eastern Bankshares, Inc., Eastern Bank, HarborOne Bancorp, Inc. and HarborOne Bank (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Eastern Bankshares, Inc. filed on April 24, 2025)

23.1	Consent of Crowe LLP, independent registered public accounting firm (with respect to HarborOne Bancorp, Inc.).

99.1	Press release, dated November 3, 2025

99.2
Historical audited consolidated financial statements of HarborOne Bancorp, Inc.as of December 31, 2024 and 2023 and for each of the fiscal years ended December 31, 2024, 2023 and 2022 (incorporated by reference to pages 63 through 115 of HarborOne Bancorp, Inc. Annual Report on Form 10-K for the year ended December 31, 2024 (SEC file No. 001-38955), filed with the SEC on March 6, 2025).

99.3
Historical unaudited interim financial statements of HarborOne Bancorp, Inc. as of June 30, 2025 and for the three and six months ended June 30, 2025 and 2024 (incorporated by reference to pages 2-42 of HarborOne Bancorp, Inc. Quarterly Report on Form 10-Q for the three and six months ended June 30, 2025 (SEC file No. 001-38955), filed with the SEC on August 5, 2025).

99.4
Unaudited pro forma condensed combined balance sheet of Eastern Bankshares, Inc. as of June 30, 2025 and unaudited pro forma condensed combined statements of income of Eastern Bankshares, Inc. for the six months ended June 30, 2025 and for the fiscal year ended December 31, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

DATE: January 9, 2026	By:	/s/ R. David Rosato
R. David Rosato
Chief Financial Officer